UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2016

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

During the first quarter of 2016, the Duke Energy Corporation ("Duke Energy") chief operating decision maker began to evaluate interim period segment performance based on financial information that includes the impact of income tax levelization within segment income. This represents a change from the previous measure, where the interim period impacts of income tax levelization were included within Other, and therefore excluded from segment income. The segment measure information attached hereto, and incorporated by reference herein, as exhibit 99.1, recasts Duke Energy's historical segment measure for each of the interim financial periods for the year ended December 31, 2015, based upon this new segment measure.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1 2015 Segment Income for Interim Periods

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date:	April 1, 2016	By:	/s/ Brian D. Savoy
		Name:	Brian D. Savoy
		Title:	Senior Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit	Description

99.1	2015 Segment Income for Interim Periods